Prospectus Supplement

October 7, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated October 7, 2021 to the Morgan Stanley Institutional Fund Trust Prospectuses dated January 29, 2021

Core Plus Fixed Income Portfolio
Corporate Bond Portfolio
Discovery Portfolio
Global Strategist Portfolio
High Yield Portfolio
Short Duration Income Portfolio
Strategic Income Portfolio

Supplement dated October 7, 2021 to the Morgan Stanley Institutional Fund Trust Prospectus dated March 16, 2021

Dynamic Value Portfolio

Effective October 29, 2021, the following is hereby added as a category of purchases of Class A shares not subject to a front-end sales charge in the section of each Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares":

•  Current employees of financial intermediaries or their affiliates that have executed a selling agreement with the Distributor, such persons' spouses, children under the age of 21, and trust accounts for which any such person is a beneficiary, as permitted by internal policies of their employer.

Please retain this supplement for future reference.

  IFTFESCPROSPT 10/21